INCOME AND MINING TAXES - Calculation of expense by applying the Canadian statutory income tax (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Income and mining taxes expense calculated by applying the Canadian statutory income tax rate
Combined federal and composite provincial tax rates	26.00%	26.00%
Expected income tax expense (recovery) at statutory income tax rate	$ 192,073	$ (67,354)
Increase (decrease) in income and mining taxes resulting from:
Mining taxes	92,200	42,991
Impact of foreign tax rates	(14,915)	(11,308)
Permanent differences	(2,450)	(3,599)
Impairment loss not tax deductible		100,736
Impact of foreign exchange on deferred income tax balances	(1,332)	6,183
Total income and mining taxes expense	$ 265,576	$ 67,649